Exhibit 99.1

CONFIDENTIAL SUBJECT TO FED. R. EVID. 408

SETTLEMENT AGREEMENT

This Settlement Agreement, dated as of August 28, 2006 (the “Signing Date”), is by and among Purdue Pharma L.P., a Delaware limited partnership (on its own behalf and as successor in interest to The Purdue Pharma Company, a Delaware general partnership), The Purdue Frederick Company Inc. d/b/a The Purdue Frederick Company, a New York corporation, The P.F. Laboratories, Inc., a New Jersey corporation, Euro-Celtique S.A., a Luxembourg company (the foregoing are individually and collectively referred to as the “Purdue Companies”), Endo Pharmaceuticals Inc., a Delaware corporation, and Endo Pharmaceuticals Holdings Inc., a Delaware corporation (the foregoing are individually and collectively referred to as the “Endo Companies”). The Purdue Companies and the Endo Companies are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, the Purdue Companies are the owners of United States patent numbers 5,549,912, 5,508,042 and 5,656,295 (the “Purdue Patents”), relating to and protecting controlled-release oxycodone products, including the product OxyContin®, a controlled-release oxycodone product; and

WHEREAS, the Purdue Companies and the Endo Companies are involved in litigation, Civil Action Nos. 00 Civ. 8029, 01 Civ. 2109, and 01 Civ. 8177 (S.D.N.Y.) (SHS) (collectively, the “Action”) concerning, inter alia, the validity and enforceability of the Purdue Patents, as well as the infringement by the Endo Companies of the Purdue Patents resulting from the Endo Companies’ requesting approval from the United States Food and Drug Administration of generic versions of OxyContin® products through their submission of ANDA No. 75-923 (along with all amendments and supplements thereto, the “Endo ANDA”) and their subsequent manufacture, use, sale, offer to sell or importation of oxycodone products pursuant to the Endo ANDA; and

WHEREAS, the Endo Companies have contended that the Purdue Patents are invalid, unenforceable and not infringed in the United States District Court for the Southern District of New York (the “District Court”) and the United States Court of Appeals for the Federal Circuit (the “Circuit Court”) and the Purdue Companies have disputed such contentions; and

WHEREAS, the Circuit Court has (i) vacated the judgment of the District Court in the Action that the Purdue Patents were unenforceable due to inequitable conduct, (ii) affirmed the District Court's judgment of infringement by Endo for its actions related to its ANDA oxycodone products and methods of using the same, and (iii) remanded the Action to the District Court for further proceedings consistent with the Circuit Court's opinion; and

WHEREAS, in the Action, the Purdue Companies have asserted claims against the Endo Companies and the Endo Companies have asserted counterclaims against the Purdue Companies, which the Parties now seek to resolve without further litigation,

NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Parties agree as follows:

1.            The Purdue Companies and the Endo Companies agree to the terms of the documents listed in subparagraphs 1(a) through (d) hereof subject to the terms and conditions herein, all of which are incorporated into this Settlement Agreement as if fully set forth herein:

(a)          a Consent Judgment in the Action in the form of Exhibit 1(a) hereto (the “Consent Judgment”);

(b)          a Patent License Agreement in the form of Exhibit 1(b) hereto (the “Patent License Agreement”);

(c)          a Release by the Purdue Companies, in the form of Exhibit 1(c) hereto (the “Purdue Release”); and

(d)          a Release by the Endo Companies, in the form of Exhibit 1(d) hereto (the “Endo Release”, and, together with the Purdue Release, the “Releases”).

On the Signing Date, (i) each of the Parties will cause its respective attorneys of record in the Action to execute and deliver one copy of the Consent Judgment to the attorneys for the Purdue Companies and one copy of the Consent Judgment to the attorneys for the Endo Companies to be held by each of them until submitted to the District Court in accordance with paragraph 3 of this Settlement Agreement, (ii) the Purdue Companies will execute and deliver to the Endo Companies the Patent License Agreement and the Purdue Release (provided that the Purdue Release initially will be executed by the Purdue Companies without being notarized and then will be re-executed and notarized no later than twenty (20) days after the Signing Date), and (iii) the Endo Companies will execute and deliver to the Purdue Companies the Patent License Agreement and the Endo Release (provided that the Endo Release initially will be executed without being notarized and then will be re-executed and notarized no later than twenty (20) days after the Signing Date), all such agreements in the forms attached hereto. Unless otherwise expressly set forth herein, as used herein, the term “Settlement Agreement” shall refer to this Settlement Agreement, including each of the Exhibits attached hereto. The definitions of the terms herein apply equally to the singular and plural of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (B) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Settlement Agreement in its entirety and not to any particular provision hereof.

2.            (a)         Within two business days after the Signing Date, the Parties shall comply with the requirements of Title XI, Subtitle B of the Access to Affordable Pharmaceuticals Act (The

Medicare Prescription Drug Improvement Act of 2003, Pub. L. 108-173), as the same may be amended from time to time (the “Act”), by filing all necessary copies of this Settlement Agreement with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (“DOJ”) (the FTC and the DOJ each shall be referred to as an “Agency”). The Parties will use commercially reasonable efforts to coordinate the foregoing filings and any responses thereto, to make such filings promptly and to respond promptly to any requests for additional information. The Parties will also use commercially reasonable efforts to coordinate joint presentations to the FTC and the DOJ, if necessary, regarding the terms of this Settlement Agreement and each Party shall limit any separate discussions with such Agencies to confidential information regarding such Party not involving the other Party or the terms of this Settlement Agreement, to the extent reasonably practicable. Each Party will keep the other reasonably informed of such communication and will not disclose the confidential information of the other without such other Party’s consent (not to be unreasonably withheld, conditioned or delayed).

(b)          This Settlement Agreement shall become operative thirty (30) calendar days (or such shorter period as the Parties may mutually agree) after the Parties have complied with the filing requirements of the Act (the “Operative Date”) without any further or additional action by any of the Parties, unless prior to the Operative Date the FTC or DOJ (including any Agency staff member responsible for reviewing this Settlement Agreement) (A) has threatened in writing to institute its own judicial or administrative proceeding against either of the Parties related to the terms of this Settlement Agreement based on alleged violation(s) of the Antitrust Laws (“Agency Threat”), or (B) has otherwise communicated in writing to either of the Parties that either Agency (i) objects to any of the terms of this Settlement Agreement based on alleged violation(s) of the Antitrust Laws, or (ii) has commenced a full-phase investigation (beyond the initial phase) of this Settlement Agreement pursuant to Chapter 3.3 of the FTC Operating Manual (November 1997 edition) and has communicated specific objections (orally or in writing) to the Parties regarding the terms hereof based on alleged violation(s) of the Antitrust Laws (each of clause (i) and (ii), an “Agency Objection”). Notwithstanding anything herein to the contrary, the following provisions shall become operative upon the Signing Date: paragraphs 1, 2, 3, 5, and 9 through

23 of this Settlement Agreement, the Releases and paragraphs 1, 2(a), 3(a), and 4 through 18 of the Patent License Agreement. For purposes of this Settlement Agreement, “Antitrust Laws” means: Section 1 of the Sherman Act, 15 U.S.C. § 1; Section 2 of the Sherman Act, 15 U.S.C. § 2; and Section 5 of the Federal Trade Commission Act, 15 U.S.C. § 45, each as amended and all rules and regulations thereunder.

(c)          If an Agency Threat or an Agency Objection is raised prior to the Operative Date, the Parties will in good faith use commercially reasonable efforts to revise this Settlement Agreement in a manner which reasonably addresses any such Agency Threat or Agency Objection (whereupon the Operative Date shall be the date on which the “reasonably addressed” provision in the immediately following sentence is satisfied); provided, however, that the Parties are under no obligation to revise this Settlement Agreement in a manner which materially changes the economic value of the transactions contemplated by this Settlement Agreement for either Party. The Parties shall have “reasonably addressed” any such Agency Threat or Agency Objection if (i) the Agency indicates to the Parties (orally or in writing) that such Agency Threat or Agency Objection has been resolved or if the Agency indicates that it otherwise does not intend to expend substantial Agency resources in taking further Action at such time with respect to such Agency Threat or Agency objection, or (ii) the Parties mutually agree. If such commercially reasonable efforts are not successful, or if it is not possible to reasonably address the FTC’s or DOJ’s concerns as provided above without a material change to the economic value of the transactions contemplated hereby, then, notwithstanding anything herein to the contrary, this Settlement Agreement shall become null and void and have no legal effect (save for the last sentence of paragraph 3, paragraph 5, and paragraphs 9 through 23 of this Settlement Agreement, the Releases and paragraphs 1, 2(a), 3(a), and 4 through 18 of the Patent License Agreement, which shall continue in full force and effect solely with respect to those paragraphs, such sentence and such Releases).

(d)          If, subsequent to the Effective Date (as defined below), the FTC or DOJ makes an Agency Threat or a judicial or administrative proceeding is brought against either of the Parties related to the terms of this Settlement Agreement (“Agency Action”), then the Parties will in good faith use commercially reasonable efforts to revise this Settlement Agreement in a manner which reasonably addresses such Agency Threat or Agency Action and which does not materially change the economic value of the transactions contemplated by this Settlement Agreement for either Party. The Parties shall have “reasonably addressed” any such Agency Threat or Agency Action if (i) the Agency indicates to the Parties (orally or in writing) that such Agency Threat has been resolved or if the Agency indicates that it otherwise does not intend to expend substantial Agency resources in taking further action at such time with respect to such Agency Threat, or such Agency Action is dismissed or (ii) the Parties mutually agree. If such commercially reasonable efforts are not successful, or if it is not possible to reasonably address such Agency Threat or Agency Action in a manner which does not materially change the economic value of the transactions contemplated by this Settlement Agreement for either Party prior to any such revisions, then the terms of this Settlement Agreement as of the Effective Date shall remain in full force and effect, except for any revisions they shall have mutually agreed upon. Notwithstanding the foregoing, if a final non-appealable judgment is entered by a court of competent jurisdiction invalidating any of the provisions of paragraph 5 of this Settlement Agreement, the Releases or paragraphs 1, 2(a) or 3(a) of the Patent License Agreement, then this Settlement Agreement shall become null and void and have no legal effect (including the Releases and those provisions of the Settlement Agreement and Patent License Agreement which become operative as of the Signing Date in accordance with paragraph 2(b) hereof).

3.            As soon as reasonably practicable after the Signing Date, counsel for the Purdue Companies and counsel for the Endo Companies shall jointly inform the District Court of the execution of this Settlement Agreement and request a conference with the District Court. Following the Signing Date, but no later than two business days after the Operative Date, counsel for the Purdue Companies or counsel for the Endo Companies will submit the fully executed Consent Judgment to the District Court for signing and entry. If for any reason the District Court does not approve the Consent Judgment and enter it as an order of the District Court as drafted, the Parties agree to confer promptly in good faith and use commercially reasonable efforts to modify the Consent Judgment or take such other action consistent with this Settlement Agreement as is required to overcome the District Court’s objections or modifications, and to secure entry of the Consent Judgment as drafted or with agreed-upon modifications, failing which, notwithstanding anything herein to the contrary, (x) this Settlement Agreement shall be null and void and have no legal effect (save for paragraph 5, paragraphs 9 through 23, the last sentence in this paragraph 3, the Releases and paragraphs 1, 2(a), 3(a), and 4 through 18 of the Patent License Agreement, which shall continue in full force and effect solely with respect to those paragraphs, such sentence and such Releases), and (y) the Parties agree to take all such actions as may be reasonably necessary to dismiss the Action without prejudice. The date on which the Consent Judgment is entered, following the modification of such Consent Judgment, if any, in accordance with this paragraph 3, or if the Consent Judgment is not entered, the date on which the Action is dismissed, shall be the “Effective Date.” The provisions of the Settlement Agreement and the Patent License Agreement that did not become operative as of the Signing Date in accordance with paragraph 2(b) hereof, shall become effective and be in full force and effect as of the Effective Date (and all of such provisions (including the Releases) which become operative on the Signing Date shall continue in full force and effect). In the event that this Settlement Agreement becomes null and void as provided herein, neither the provisions of this Settlement Agreement, nor this Settlement Agreement itself (except for the provisions hereof which remain in effect as specified in paragraphs 2 or 3 hereof), may be offered into evidence, or be referred to in any testimonial or other evidence, by either Party or any of their Affiliates at any trial, action or other proceeding pertaining to the subject matter hereof, nor shall anything herein be construed as an admission or waiver as to any factual or legal matter by either Party or any of their Affiliates.

4.            The Endo Companies (for themselves and their Affiliates) agree that they will not dispute that any of the Purdue Patents or U.S. Patent No. 5,266,331 (the “’331 Patent”) are (a) valid, enforceable and infringed as to the oxycodone products made, used, sold or offered for sale or imported pursuant to the Endo ANDA and (b) valid and enforceable in any other or future cause of action or litigation involving the Endo Companies (including their respective successors or assigns), including without limitation, any other or future cause of action or litigation respecting different or future controlled release oxycodone products. For purposes of this Settlement Agreement, “Affiliate” means, as to any

Party, any person, firm, trust, partnership, corporation, company or other entity or combination thereof, which directly or indirectly (i) controls a Party, (ii) is controlled by a Party or (iii) is under common control with a Party. The terms “control” and “controlled” mean ownership of fifty percent (50%) or more, including ownership by trusts with substantially the same beneficial interests, of the voting and equity rights of such person, firm, trust, partnership, corporation, company or other entity or combination thereof or the power to direct the management of such person, firm, trust, partnership, corporation, company or other entity or combination thereof.

5.            Except as provided in the last two sentences of this paragraph, the Endo Companies (for themselves and their Affiliates) agree that, other than in accordance with all of the terms and conditions of the Patent License Agreement, neither the Endo Companies nor their Affiliates will, directly or indirectly, make, have made, use, sell or offer to sell, import or distribute, or authorize, permit or solicit others to make, use, sell or offer to sell, import or distribute, or indemnify others regarding or participate in the profits of others arising from the sale of, any controlled-release oxycodone product that is (a) covered by the Endo ANDA or (b) otherwise infringes any of the claims of any of the Purdue Patents; provided, however, that the provisions of this paragraph shall not apply following the date (the “Terminal Date”) which is the earliest of (1) the expiration of the last of the Purdue Patents to expire, plus any period of exclusivity under the federal Food, Drug and Cosmetic Act, 21 U.S.C. Sections 301, et seq., including any amendment thereof; (2) the date on which, following the entry of a judgment in another case or proceeding that each and every claim of each and every one of the unexpired Purdue Patents is either (A) unenforceable or (B) each and every claim of such Purdue Patent covering the manufacture, use, sale, offer for sale or import of the applicable controlled-release oxycodone product in the United States is invalid, provided that in each case of clause (A) or (B) above, the mandate affirming the judgment in such other case or proceeding is issued by the Circuit Court following appeal of such judgment or if the time for appeal from that judgment has lapsed; and (3) the date on which, following the entry of a judgment by the Circuit Court in another case or proceeding that each and every claim of each and every unexpired Purdue Patent is either (A) unenforceable or (B) each and every claim of such

Purdue Patent covering the manufacture, use, sale, offer for sale or import of the applicable controlled-release oxycodone product in the United States is invalid, a company, other than Teva Pharmaceuticals, Ltd. or IMPAX Laboratories, Inc. or their respective Affiliates, successors, licensees, or assigns, sells a controlled-release oxycodone pursuant to 21 U.S.C. § 355(j). Further, the Endo Companies and their Affiliates shall have the right to make or have made and offer to sell, but not to use, sell, distribute or import or enable others to use or sell, distribute or import controlled-release oxycodone products pursuant to the Endo ANDA following the earlier of (i) the date on which there is a judgment entered by any district court in another case or proceeding to the effect described in clauses (A) or (B) above and (ii) one year prior to the expiration of the last of the Purdue Patents to expire, plus any period of exclusivity under the federal Food, Drug and Cosmetic Act, 21 U.S.C. Sections 301, et seq., including any amendment thereof. Notwithstanding the foregoing, the provisions of clause (b) of paragraph 5 shall not apply pursuant to this Settlement Agreement to a person who becomes an Affiliate of the Endo Companies by virtue of clause (i) of the definition of the term “Affiliate” contained in paragraph 4 hereof after the Signing Date (i.e., controls one or more of the Endo Companies) and has a finally approved ANDA relating to oxycodone products as of the date such person becomes an Affiliate of the Endo Companies by virtue of such clause (i).

6.            (a)  The Endo Companies (for themselves and their Affiliates) agree that they will not knowingly initiate, file, participate, finance, aid, or assist in (i) any action or proceeding that challenges the validity, patentability, priority of invention or other claim to priority, or enforceability of any of the Purdue Patents or the ’331 Patent and (ii) any reexamination, protest, observation, comment, opposition, interference or other action or proceeding in the United States Patent and Trademark Office or any federal court of the United States challenging the validity, patentability, priority of invention or other claim to priority, or enforceability of any of the Purdue Patents or the ’331 Patent. The provisions of this paragraph 6(a) shall not apply following the expiration of the last of the Purdue Patents to expire, plus any period of exclusivity under the federal Food, Drug and Cosmetic Act, 21 U.S.C. sections 301 et seq., including any amendment thereof.

(b)          The Endo Companies (for themselves and their Affiliates) agree that they will not knowingly initiate, file, finance, participate, aid, or assist in (i) any action or proceeding that challenges the validity, patentability, priority of invention or other claim to priority, or enforceability of any of the Patents listed in Exhibit 2 hereto (the “Foreign Patents”), (ii) any reexamination, protest, observation, comment, interference, opposition, or other action or proceeding in any foreign patent office or court challenging the validity, patentability, priority of invention or other claim to priority, or enforceability of any of the Foreign Patents, and (iii) any application seeking compulsory licensing under a claim within the Foreign Patents. The provisions of this paragraph 6(b) shall expire on the fifth anniversary of the Effective Date.

(c)          The Endo Companies will not, and will cause their respective Affiliates not to, take any action or waive any right (including but not limited to (i) the right to assert a conflict of interest or (ii) rights under a confidentiality agreement or order) which would have the effect of permitting any of their attorneys of record in the Action to take any action on behalf of a third party which, if taken by the Endo Companies or their Affiliates, would be prohibited by paragraphs 6(a) or 6(b) of this Settlement Agreement. The Endo Companies will not voluntarily provide to any third party any confidential information or attorney work product relating to the Action or the Endo ANDA.

7.            The Endo Companies acknowledge that each of European Patent No. 05576643 B1 and Canadian Patent No. 2098738 would be infringed by the sale of oxycodone products substantially equivalent to those described in the Endo ANDA.

8.            From and after the Terminal Date or as otherwise provided by this Agreement, nothing in this Settlement Agreement will prohibit the Endo Companies from making or selling a generic version of OxyContin® products pursuant to the Endo ANDA.

9.            The Purdue Companies represent and warrant that (a) each of them has all necessary partnership or corporate, as applicable, power and authority to execute and deliver this Settlement Agreement and to perform its obligations hereunder, (b) the execution, delivery and performance of this Settlement Agreement have been duly and validly authorized by each of them and

(c) there is no other agreement, whether written or oral, among the Parties hereto with respect to the subject matter of this Settlement Agreement other than as set forth herein. Upon execution and delivery of this Settlement Agreement by each of the Purdue Companies, this Settlement Agreement shall constitute a legal, valid and binding agreement of each of them, enforceable against each of them in accordance with its terms and conditions, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally and other general equitable principles which may limit the right to obtain certain remedies.

10.          The Endo Companies represent and warrant that (a) each of them has all necessary corporate power and authority to execute and deliver this Settlement Agreement and to perform its obligations hereunder, (b) the execution, delivery and performance of this Settlement Agreement have been duly and validly authorized by each of them, (c) there is no other agreement, whether written or oral, among the Parties hereto with respect to the subject matter of this Settlement Agreement other than as set forth herein, (d) none of them has transferred or assigned any of its rights under the Endo ANDA to any party other than an Endo Company and (e) none of them has transferred or assigned any of its rights or claims with respect to the Action to any party other than an Endo Company. Upon execution and delivery of this Settlement Agreement by each of the Endo Companies, this Settlement Agreement shall constitute a legal, valid and binding agreement of each of them, enforceable against each of them in accordance with its terms and conditions, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally and other general equitable principles which may limit the right to obtain certain remedies.

11.          The Parties will only issue press releases of the execution of the Settlement Agreement, the Patent License Agreement, or the Releases, in the forms attached as Exhibits 3 and 4 to this Settlement Agreement and neither Party will issue any other press release concerning the terms of this Agreement without the prior written consent of the other Party. Nothing herein shall be deemed to imply that either Party has approved the press release of the other Party and to the extent any such press release varies from the terms of the Settlement Agreement, the Patent License Agreement, or the Releases, the

terms of the Settlement Agreement, the Patent License Agreement or the applicable Release shall prevail. Either Party may disclose the terms of the Settlement Agreement, Patent License Agreement or Releases to any person at any time, provided, however, such disclosing Party redacts the provisions identified in Exhibit 5 hereto. If a Party is disclosing provisions identified in Exhibit 5 because it is required to do so to comply with statutory, regulatory or legal process requirements, such Party intending to make such disclosure shall give the other Party at least two business days’ prior notice in writing of the content of the intended disclosure, unless such statutory, regulatory or legal process requirements would require earlier disclosure, in which event, the notice shall be provided as early as practicable. Both Parties may disclose the provisions identified in Exhibit 5 hereto to their respective Affiliates, insurers, lenders, accountants and attorneys, and the Purdue Companies’ present or former co-promoters of OxyContin,® subject to such disclosees being bound by reasonable confidentiality obligations. In addition, promptly after the Effective Date, the Endo Companies shall provide written notification of this Settlement Agreement to each of its customers to whom the Purdue Release by its terms may apply (the “Customer Notice”). The Customer Notice will consist solely of the Endo Companies’ press releases set forth in Exhibit 3 of this Settlement Agreement. The prohibition against disclosure of the provisions identified in Exhibit 5 shall expire September 1, 2016.

12.          This Settlement Agreement, including the obligations of the Parties under the Consent Judgment and the other Exhibits hereto, is binding upon and shall inure to the benefit of each Party hereto, and each of its successors and permitted assigns. The Endo Companies may not assign, transfer, license or otherwise convey in any other form (by way of merger, acquisition, statute, operation of law or otherwise) (an “Assignment”) this Settlement Agreement or the Endo ANDA without the prior written consent of the Purdue Companies, which may be withheld in their sole discretion; provided, however, that the Purdue Companies’ consent shall not be required if such Assignment relates to the transfer of all or substantially all of the Endo Companies’ assets or all of the equity or capital stock of the Endo Companies; provided that no such assignment shall in any manner limit or impair the obligations of the Endo Companies hereunder. Any assignment or attempted assignment by the Endo Companies of this

Settlement Agreement or the rights hereunder in contravention of the provisions of this paragraph 12 shall be void and shall have no force or effect.

13.          This Settlement Agreement, and the documents referred to herein set forth the entire agreement and understanding among the Parties hereto as to the subject matter hereof and supersede all other documents, oral consents or understandings, if any, made between the Purdue Companies and the Endo Companies (excluding any agreements or stipulations endorsed by court order) before the Signing Date with respect to the subject matter hereof. None of the terms of this Settlement Agreement shall be amended or modified except in a writing signed by each of the Parties hereto. The Parties acknowledge that there have been a number of drafts of the Settlement Agreement, including the Exhibits, exchanged between them prior to the Parties’ agreement on the final version of this Settlement Agreement which has been executed by them. The Parties expressly agree that these drafts have been superseded by the executed Settlement Agreement and shall not be used in any dispute between the Parties as evidence with respect to interpreting the meaning of any provision of this Settlement Agreement.

14.          Any term or provision of this Settlement Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Settlement Agreement in such jurisdiction or in any other jurisdiction.

15.          This Settlement Agreement, and the rights and obligations created hereunder, shall be governed by and interpreted according to the substantive laws of the State of New York without regard to its choice of law or conflicts of law principles.

16.          Any notice required under this Settlement Agreement shall be in writing and shall be given (and shall be deemed to be duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to any of the Purdue Companies:

Purdue Pharma L.P.

One Stamford Forum

201 Tresser Boulevard

Stamford, CT 06901-3431

Attn: Howard R. Udell

Executive Vice President,

Chief Legal Officer

Fax No.: (203) 588-6204

with a copy to:

Chadbourne & Parke LLP

30 Rockefeller Plaza

New York, NY 10112

Attention: Stuart D. Baker

Fax No.: (212) 489-7130

If to any of the Endo Companies:

Endo Pharmaceuticals Holdings Inc.

100 Endo Boulevard

Chadds Ford, PA 19317

Attn: Executive Vice President,

Chief Legal Officer

Fax No.: (610) 558-9684

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Attn: Eileen Nugent

Fax No.: (917) 777-3176

17.          A waiver by any Party of any term or condition of this Settlement Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for any other instance in the future (whether similar or dissimilar) or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Settlement Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement of any of the Parties.

18.          Each of the Parties agrees that in executing this Settlement Agreement and in accepting the consideration provided for herein, each of the Parties does so with full knowledge of any and all rights that each of the Parties may have with respect to the controversies herein compromised. Each of the Parties affirms that it is not relying and has not relied upon any representation or statement made by any of the other Parties with respect to the facts involved in said controversies or with regard to each of the Parties’ legal rights or asserted legal rights, except as set forth in paragraphs 9 and 10 hereof. Each of the Parties hereby assumes the risk of any mistake of fact or legal right with regard to said controversies or with regard to any of the facts or legal rights that are now unknown to such Party. With respect to the matters released pursuant to this Settlement Agreement, each of the Parties agrees to waive all such claims, causes of action or assertions, even if such claims, causes of action or assertions are not known or suspected to exist in the releasing Party’s favor. Each of the Parties agrees to waive any assertion that this Settlement Agreement does not extend to claims involving the Purdue Patents, the Endo ANDA or which are otherwise related to the Action which the Parties did not know or suspect to exist in their favor on the date hereof, which if known by them, would have materially affected the settlement set forth herein. In addition, each of the Parties hereby expressly waives any and all provisions, rights and benefits conferred by § 1542 of the California Civil Code or by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to § 1542 of the California Civil Code.

19.          Each of the Parties agrees that it has received independent legal advice from its attorneys with respect to the rights and asserted rights arising out of the controversies between the Parties relating to the Purdue Patents and the Action. Each of the Parties further agrees that it and its counsel have had adequate opportunity to make whatever investigation or inquiry they may have deemed necessary or desirable in connection with the subject matter of this Settlement Agreement, prior to the execution hereof.

20.          If any of the Endo Companies breaches, in any material respect, any provision of paragraphs 4, 5, or 6(a) or (c) of this Settlement Agreement, or paragraph 2 of the Patent License Agreement, in addition to any other remedy the Purdue Companies may have at law or in equity, the

Purdue Companies, upon a showing of such breach, shall be entitled to a preliminary injunction to prevent the continuance of such breach.

21.          The Purdue Companies agree that, in the event that any one of them is named as a defendant in any lawsuit related to this Settlement Agreement brought under Federal or state antitrust, unfair competition, or consumer protection laws, none of them shall join any of the Endo Companies as a party in such lawsuit. The Endo Companies agree that, in the event that any one of them is named as a defendant in any lawsuit related to this Settlement Agreement brought under Federal or state antitrust, unfair competition, or consumer protection laws, none of them shall join any of the Purdue Companies as a party in such lawsuit.

22.          This Settlement Agreement may be executed in counterparts (including by facsimile or other electronic transmission), and each fully executed counterpart shall be deemed an original of this Settlement Agreement.

23.          Except for the rights, agreements and covenants specifically granted pursuant to this Settlement Agreement, no other rights, agreements or covenants are granted or implied by this Settlement Agreement.

Settlement Agreement Signature Page

IN WITNESS WHEREOF, each of the Parties has caused this Settlement Agreement to be executed as of the date first written above by its duly authorized officer or agent.

PURDUE PHARMA L.P.

(on its own behalf and as successor

in interest to The Purdue Pharma Company)

By: Purdue Pharma Inc., its general partner

By:	/s/ Michael Friedman Name: Michael Friedman Title: President and Chief Executive Officer

THE PURDUE FREDERICK COMPANY INC.

(d/b/a The Purdue Frederick Company)

By:	/s/ Mortimer D. Sackler, M.D.

Name: Mortimer D. Sackler, M.D.

Title: Vice President

THE P.F. LABORATORIES, INC.

By:	/s/ Michael Friedman Name: Michael Friedman Title: President and Chief Executive Officer

EURO-CELTIQUE S.A.

By:	/s/ C.B. Mitchell

Name: C.B. Mitchell

Title: Director

ENDO PHARMACEUTICALS INC.

By:	/s/ Peter Lankau

Name: Peter Lankau

Title: President and Chief Executive Officer

ENDO PHARMACEUTICALS HOLDINGS INC.

By:	/s/ Peter Lankau

Name: Peter Lankau

Title: President and Chief Executive Officer

Exhibit 1(a)

UNITED STATES DISTRICT COURT FOR THE

SOUTHERN DISTRICT OF NEW YORK

PURDUE PHARMA L.P., THE PURDUE

FREDERICK COMPANY, THE P.F.

LABORATORIES, INC., THE PURDUE

PHARMA COMPANY,

Plaintiffs and Counterclaim Defendants,

-vs-

ENDO PHARMACEUTICALS INC.,

Defendant and Counterclaim Plaintiff,

ENDO PHARMACEUTICALS HOLDINGS INC.,

Defendant

-vs-

EUROCELTIQUE S.A.,

Counterclaim Defendant

Civil Action Nos. 00 Civ. 8029 (SHS) 01 Civ. 2109 (SHS) 01 Civ. 8177 (SHS) CONSENT JUDGMENT

On consent of the parties hereto and as settlement of this action, PURDUE PHARMA L.P., a limited partnership organized and existing under the laws of the State of Delaware, having a principal place of business at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901-3431 (and which is also the successor-in-interest to THE PURDUE PHARMA COMPANY, a general partnership which was organized and existed under the laws of the State of Delaware, and which had a principal place of business at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901-3431), THE PURDUE FREDERICK COMPANY INC. (identified as THE PURDUE FREDERICK COMPANY), a corporation organized and existing under the laws of the State of New York, having a principal place of business at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901-3431, THE P.F. LABORATORIES, INC., a corporation organized and existing under the laws of the State of New Jersey, having a principal place of business at 700 Union Boulevard,

Totowa, New Jersey 07512, EURO-CELTIQUE S.A., a company organized and existing under the laws of Luxembourg, having a principal place of business at 122 Boulevard de la Petrusse, L-2330, Luxembourg, (identified as EUROCELTIQUE S.A., (individually and collectively, “Purdue”), ENDO PHARMACEUTICALS INC., a corporation organized and existing under the laws of the State of Delaware, having a principal place of business at 100 Endo Boulevard, Chadds Ford, Pennsylvania 19317, and ENDO PHARMACEUTICALS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware, having a principal place of business at 100 Endo Boulevard, Chadds Ford, Pennsylvania 19317 (individually and collectively, “Endo”), it is Ordered, Adjudged and Decreed as follows:

1.            Purdue’s U.S. Patent Nos. 5,549,912, 5,508,042, and 5,656,295 (the “Purdue Patents”) are infringed by Endo based on Endo’s requesting approval from the United States Food and Drug Administration of a generic version of OxyContin® products through its submission of ANDA No. 75-923 and supplements and amendments thereto (the “Endo ANDA”), and its subsequent making, use, sale or offer to sell or importation of oxycodone products pursuant to the Endo ANDA (the “Existing Endo Oxycodone Products”). Endo will not dispute that any of the Purdue Patents or U.S. Patent No. 5,266,331 are (a) valid and enforceable as to the Existing Endo Oxycodone Products and (b) valid and enforceable in any other or future cause of action or litigation involving Endo, its successors or assigns, including, without limitation, any other or future cause of action or litigation respecting different or future products.

2.            Except as the Parties have heretofore expressly provided for in writing, from and after December 31, 2006, Endo, including any of its successors, assigns and Affiliates, and any of its or their officers, agents, servants, employees and attorneys and those persons in active concert or participation with Endo, are permanently enjoined from (a) infringing the Purdue Patents, including but not limited to, making, having made, using, offering to sell, selling or importing Existing Endo Oxycodone Products pursuant to the Endo ANDA, or (b) submitting or maintaining, within the Endo ANDA, a certification regarding the Purdue Patents under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) and 21

C.F.R. § 314.94(a)(12)(i)(A)(4); and, (c) pursuant to 35 U.S.C. § 271(e)(4)(A), the effective date of any approval of the Endo ANDA shall be no earlier than the date of the expiration of the last to expire of the Purdue Patents plus any period of exclusivity under the federal Food, Drug and Cosmetic Act, 21 U.S.C. sections 301, et seq., including any amendment thereof; provided, however, that the provisions of this paragraph shall not apply following the date (the “Terminal Date”) which is the earliest of (1) the expiration of the last of the Purdue Patents to expire, plus any period of exclusivity under the federal Food, Drug and Cosmetic Act, 21 U.S.C. sections 301, etc. seq., including any amendment thereof; (2) the date on which, following the entry of a judgment in another case or proceeding that each and every claim of each and every one of the unexpired Purdue Patents is either (A) unenforceable or (B) each and every claim of such Purdue Patent covering the manufacture, use, sale, offer for sale, or import of the applicable controlled-release oxycodone product in the United States is invalid, provided that in each case of clause (A) or (B) above, the mandate affirming the judgment in such other case or proceeding is issued by the United States Court of Appeals for the Federal Circuit (the “Circuit Court”) following appeal of such judgment or if the time for appeal from that judgment has lapsed; and (3) the date on which, following the entry of a judgment by the Circuit Court in another case or proceeding that each and every claim of each and every unexpired Purdue Patent is either (A) unenforceable or (B) each and every claim of such Purdue Patent covering the manufacture, use, sale, offer for sale, or import of the applicable controlled-release oxycodone product in the United States is invalid, a company, other than Teva Pharmaceuticals, Ltd. or IMPAX Laboratories, Inc. or their respective Affiliates, successors, licensees, or assigns, sells a controlled-release oxycodone product pursuant to 21 U.S.C. § 355(j). Further, Endo and its Affiliates (as defined below) shall have the right to make or have made and offer to sell, but not to use, sell, distribute or import or enable others to use or sell, distribute or import controlled-release oxycodone products pursuant to the Endo ANDA following the earlier of (i) the date on which there is a judgment entered by any district court in another case or proceeding to the effect of clauses (A) or (B) above and (ii) one year prior to the expiration of the last of the Purdue Patents to expire, plus any period of exclusivity under the federal Food, Drug and Cosmetic Act, 21 U.S.C. sections 301, et seq., including any amendment thereof. Notwithstanding the foregoing, a person who becomes an Affiliate of Endo by virtue of clause (i) of the definition of the term “Affiliate” set forth below after the date hereof (i.e., controls Endo) and has a finally approved ANDA relating to oxycodone products as of the date such person becomes an Affiliate of Endo by virtue of such clause (i) shall not be permanently enjoined pursuant to this Consent Judgment from infringing the Purdue Patents as set forth in clause (a) above, except by making, having made, using, offering to sell, selling or importing Existing Endo Oxycodone Products pursuant to the Endo ANDA. As used herein, the term “Affiliate” means, as to any Party, any person, firm, trust, partnership, corporation, company or other entity or combination thereof, which directly or indirectly (i) controls a Party, (ii) is controlled by a Party or (iii) is under common control with a Party. The terms “control” and “controlled” mean ownership of fifty percent (50%) or more, including ownership by trusts with substantially the same beneficial interests, of the voting and equity rights of such person, firm, trust, partnership, corporation, company or other entity or combination thereof or the power to direct the management of such person, firm, trust, partnership, corporation, company or other entity or combination thereof.

3.            Endo’s Counterclaims set forth in each of Endo’s Answer and Counterclaims are dismissed with prejudice.

4.            Except as the Parties have heretofore expressly provided for in writing, by virtue of this Consent Judgment, all claims and demands for relief prayed for by Purdue in this action are deemed to be satisfied.

5.            In addition to remedies for contempt of this Consent Judgment which Purdue has, in the event of breach or violation by Endo of the terms of this Consent Judgment, Purdue is entitled to a preliminary and permanent injunction against the breaching conduct solely upon a showing of a likelihood of success of establishing that such a breach occurred. Endo agrees that jurisdiction and venue for such an action exists in this District Court, and waives any and all defenses based on personal jurisdiction, subject matter jurisdiction and venue.

6.            This Consent Judgment is entered pursuant to Rule 58 of the Federal Rules of Civil Procedure, and this action is hereby dismissed without costs or attorney fees, save that this District Court shall retain jurisdiction over this action, including without limitation, over implementation of, or disputes arising out of, this Consent Judgment or the settlement of this action. A prevailing party shall be entitled to recovery of attorney fees in any such proceeding occurring after the entering of this Consent Judgment in which the case is found to be an exceptional one.

Consent Judgment Signature Page

By: /s/ Herbert F. Schwartz, Esq.	By: /s/ Douglas R. Nemec, Esq.
Herbert F. Schwartz, Esq. (HS2599) Ropes & Gray LLP 1251 Avenue of the Americas New York, NY 10020-1104 Tel: 212-596-9000 Fax: 212-596-9090 Attorney for Plaintiffs and Counterclaim Defendants	Douglas R. Nemec, Esq. (DN0511) Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 Tel: 212-735-3000 Fax: 212 735-2000 Attorney for Defendants and Counterclaim Plaintiff

SO ORDERED:

Dated: August 28, 2006	________________________________________

United States District Judge

Exhibit 1(b)

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

PATENT LICENSE AGREEMENT

This Patent License Agreement, dated as of August 28, 2006 (the “Patent License Agreement”), is by and among Purdue Pharma L.P., a Delaware limited partnership (on its own behalf and as successor in interest to The Purdue Pharma Company, a Delaware general partnership), The Purdue Frederick Company Inc. d/b/a The Purdue Frederick Company, a New York corporation, The P.F. Laboratories, Inc., a New Jersey corporation, Euro-Celtique S.A., a Luxembourg company (the foregoing are individually and collectively referred to as the “Purdue Companies”), Endo Pharmaceuticals Inc., a Delaware corporation, and Endo Pharmaceuticals Holdings Inc., a Delaware corporation (the foregoing are individually and collectively referred to as the “Endo Companies”). The Purdue Companies and the Endo Companies are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Purdue Companies are the owners of United States patent numbers 5,549,912, 5,508,042 and 5,656,295 (the “Purdue Patents”), relating to and protecting controlled-release oxycodone products, including the product OxyContin®, a controlled-release oxycodone product; and

WHEREAS, the Purdue Companies and the Endo Companies have been involved in litigation, Civil Action Nos. 00 Civ. 8029, 01 Civ. 2109, and 01 Civ. 8177 (S.D.N.Y.) (SHS) (the “Action”), concerning, inter alia, the validity and enforceability of the Purdue Patents, as well as the infringement by the Endo Companies of the Purdue Patents resulting from the Endo Companies’ requesting approval from the United States Food and Drug Administration of generic versions of OxyContin® products through their submission of ANDA No. 75-923 (along with all amendments and supplements thereto, the “Endo ANDA”), and their subsequent manufacture, use, sale, offer to sell or importation of oxycodone products pursuant to the Endo ANDA; and

WHEREAS, the Purdue Companies and the Endo Companies have entered into a settlement agreement, dated as of the date hereof (the “Settlement Agreement”), to resolve the Action and as a result of and pursuant to the Settlement Agreement, the Purdue Companies desire to grant the Endo Companies certain license rights under the Purdue Patents to manufacture, use, offer to sell, sell and import generic versions of OxyContin® products described in the Endo ANDA in the United States.

NOW THEREFORE, the Parties agree as follows:

1.    Grant of License. The Purdue Companies hereby grant to the Endo Companies, a non-exclusive, royalty-free, non-transferable license of limited duration under the Purdue Patents to make, have made, use, offer to sell, sell (including for resale) and import the generic versions of OxyContin® products specifically described in the Endo ANDA (the “Licensed Products”) in the United States, subject to the Patent License Effective Date and Termination Date (as defined below). This license includes the right to grant sublicenses solely to make or have made the Licensed Products solely for the Endo Companies only in accordance with all of the terms and conditions hereof. Except for the license granted herein, no other license or covenant is granted or implied by this Patent License Agreement and the Purdue Companies reserve all rights not expressly granted herein.

2.            Effective Date and Termination Date. (a)  The provisions of paragraphs 1, 2(a), 3(a), 4 through 7 and 10 through 17 of this Patent License Agreement shall become effective on the Signing Date, as defined in the Settlement Agreement (the “Patent License Effective Date”). All other provisions of this Patent License Agreement shall become effective on the Effective Date, as defined in the Settlement Agreement. This Patent License Agreement and all rights granted to the Endo Companies herein will terminate at 11:59 p.m. on December 31, 2006 (the “Termination Date”). Without limiting the foregoing, from and after the Termination Date, neither the Endo Companies, nor their Affiliates nor licensees may ship Licensed Products into interstate commerce for commercial sale in the United States. Promptly thereafter, the Endo Companies and their Affiliates (as defined in the Settlement Agreement)

2

shall, and shall cause any sublicensees pursuant to paragraph 1 to, destroy any inventories of the Licensed Products remaining on the Termination Date. No later than January 10, 2007, the Endo Companies shall deliver to the Purdue Companies a certificate from a duly authorized officer of the Endo Companies certifying that each of the Endo Companies, their Affiliates and their sublicensees ceased shipping Licensed Products into interstate commerce for commercial sale in the United States upon the Termination Date. No later than March 2, 2007, the Endo Companies shall deliver to the Purdue Companies a certificate from a duly authorized officer of the Endo Companies certifying that all inventories of Licensed Products remaining on the Termination Date have been destroyed.

(b)          Prior to the Termination Date, the Endo Companies will be permitted to continue to sell the Licensed Products up to a total Net Sales (as defined below) of the Licensed Products for the calendar year 2006 of [--]. No later than March 2, 2007, the Endo Companies shall deliver to the Purdue Companies a certificate from a duly authorized officer of the Endo Companies certifying that the Net Sales of the Licensed Products after the Patent License Effective Date and before the Termination Date have been made in compliance with this paragraph 2 and the actual amount of such Net Sales. At any time after the filing of the Endo Companies’ Annual Report on Form 10-K for fiscal year 2006 with the Securities and Exchange Commission, the Purdue Companies shall have the right to engage an independent certified public accounting firm reasonably acceptable to the Endo Companies and who shall not be a firm regularly engaged by either of the Parties (the “CPA Firm”) to conduct an audit of the Net Sales by the Endo Companies and their Affiliates of Licensed Products prior to the Termination Date for the purpose of confirming that such Net Sales did not exceed the limitations set forth in this paragraph 2(b) and that no sales of the Licensed Products occurred after the Termination Date. The CPA Firm shall be given access to and shall be permitted to examine and copy such books and records of the Endo Companies and their Affiliates as it shall request upon seven (7) business days notice having been given by the Purdue Companies and at all reasonable times on business days for the purpose of reporting to the Parties that (i) no sales of Licensed Products occurred after the Termination Date and (ii) either that the Net Sales calculated and reported by the Endo Companies and their Affiliates during the year 2006

3

were calculated correctly in accordance with this Agreement or that such Net Sales were not calculated correctly and, in such event, together with the correct calculation thereof. Prior to any such examination taking place, the CPA Firm shall undertake to the Endo Companies that it shall keep all information and data contained in such books and records, strictly confidential and shall not disclose such information or copies of such books and records to any third person including the Purdue Companies, but shall only use the same for the purpose of the reviews and/or calculations which they need to perform in order to confirm (i) that no sales of the Licensed Products occurred after the Termination Date, and (ii) the Net Sales to the Parties in accordance with this paragraph 2(b). Notwithstanding the foregoing, if the CPA Firm determines that the Net Sales of the Endo Companies and their Affiliates exceeded the Net Sales reported by the Endo Companies or that sales of Licensed Products occurred after the Termination Date, then the Purdue Companies shall be entitled to receive a full written report of the CPA Firm with respect to its findings. The determination by the CPA Firm following such audit shall be final and binding on the parties. If the report of the CPA Firm shows that the Net Sales of the Licensed Products by the Endo Companies and their Affiliates exceeded the limits set forth in this paragraph 2(b), as provided below, the Endo Companies shall pay to the Purdue Companies the amount owed in respect of such excess Net Sales as calculated hereunder within ten (10) business days of receipt by the Endo Companies of such report and, if such written report reveals that the Net Sales were 5% or more in excess of the Net Sales reported by the Endo Companies in their certification, the Endo Companies shall pay the fees and expenses of the CPA Firm. If the CPA Firm reports that such Net Sales did not exceed the Net Sales reported by the Endo Companies by 5% or more, the Purdue Companies shall pay the fees and expenses of the CPA Firm. The Endo Companies shall cooperate with and shall cause their Affiliates to cooperate with the CPA Firm in conducting such audit, including, without limitation, by providing sales records relating to their sale of Licensed Products. In addition to any other remedies the Purdue Companies may have at law or in equity, should it be determined that the Endo Companies’ Net Sales exceeded the limitations set forth in this paragraph 2(b) (the “Excess Net Sales”), the Endo Companies shall pay to the Purdue Companies the profit realized from such Excess Net Sales. If the Endo Companies Net Sales for the

4

calendar year 2006 exceed [--], the Endo Companies will pay the Purdue Companies [--] of the profit realized from Net Sales in excess of [--] (the “Additional Amount”). “Net Sales” shall mean the gross amount invoiced by Endo and its sublicensees and Affiliates for the sale or other disposition of the Licensed Products to independent third parties less the following amounts: (i) discounts including cash discounts, discounts to managed care or similar organizations or government organizations, rebates paid, credited, accrued or actually taken, including government rebates such as Medicaid, and Medicare charge backs or rebates, and retroactive price reductions or allowances actually allowed or granted from the billed amount, and commercially reasonable and customary fees paid to distributors; (ii) credits or allowances actually granted upon claims, rejections or returns of such sales of Licensed Products, including recalls, regardless of the party requesting the claim, rejection or return; (iii) actual uncollectible accounts; and (iv) charges for freight, handling and transportation paid by the selling entity. “Profit” shall mean Net Sales less fixed and variable manufacturing costs, inventory write-offs and destruction costs, warehousing and distribution costs, direct marketing expenses and market product support.

3.            Food and Drug Administration. (a)  Pursuant to 21 C.F.R. § 314.94(a)(12)(v), and within 10 business days of the Patent License Effective Date, the Endo Companies shall submit to the United States Food and Drug Administration (the “FDA”), with a copy to the Purdue Companies, a statement that the Endo Companies have been granted a license with respect to the Purdue Patents with respect to the product covered by the Endo ANDA, pursuant to the terms of this Patent License Agreement.

(b)          Pursuant to § 314.107(e), within 10 business days of entry of the Consent Judgment, the Endo Companies shall submit to the FDA, with a copy to the Purdue Companies, a copy of that Consent Judgment.

(c)          Pursuant to 21 C.F.R. § 314.94(a)(12)(viii)(A), and within 10 business days of the Termination Date, the Endo Companies shall submit to the FDA, with a copy to the Purdue Companies, an amendment to the Endo Companies’ certifications in the Endo ANDA with respect to the Purdue Patents, changing those certifications to certifications under 21 C.F.R. § 314.94(a)(12)(i)(A)(3)

5

and requesting that the FDA promptly change the Endo ANDA approval from an effective approval to a tentative approval.

Nothing in this paragraph 3 shall prohibit the Endo Companies from requesting and obtaining final approval of the Endo ANDA from the FDA in order to make, use, sell, offer to sell, import or otherwise distribute (or authorize others to make, use, sell, offer to sell, import or distribute) any controlled-release oxycodone products covered by the Endo ANDA pursuant to the terms of Paragraph 5 of the Settlement Agreement.

4.            Registration. The Endo Companies will be responsible for, and will bear all costs involved in, the registration of the Licensed Products with governmental regulatory agencies.

5.            No Warranty. It is hereby agreed and acknowledged by the Endo Companies that the Purdue Companies are giving no guarantee or warranty, express or implied, to the Endo Companies in relation to the safety or therapeutic effectiveness of the Licensed Products. Further, the Endo Companies will not give any such guarantee or warranty to third parties on behalf of the Purdue Companies.

6.            Specific Performance; Waiver of Rights. The Endo Companies acknowledge and agree that any infringement of the Purdue Patents would cause the Purdue Companies to suffer irreparable harm that could not be adequately remedied by an action at law. Accordingly, the Endo Companies agree that the Purdue Companies shall have the right to seek specific performance or preliminary or permanent injunctive relief in any action, hearing, litigation or suit for infringement of the Purdue Patents, such right being in addition to all other rights and remedies available to the Purdue Companies at law, in equity or otherwise, and none of the Endo Companies will assert in opposition to the Purdue Companies’ request for such relief that the Purdue Companies have an adequate remedy at law. The Endo Companies hereby waive and agree not to raise or assert as a defense or counterclaim in any action brought by the Purdue Companies to enforce the Endo Companies’ obligations hereunder, any contention of non-infringement, invalidity or unenforceability of the Purdue Patents or U.S. Patent No. 5,266,331, or any contention under Federal or state antitrust, unfair competition, consumer protection or securities laws.

6

7.            Indemnification. The Endo Companies shall defend, indemnify and hold harmless the Purdue Companies, their Affiliates and the respective owners, directors, officers, agents and employees of each (together, the “Purdue Parties”), from and against any and all expenses, demands, liabilities, damages or money judgments incurred by or rendered against the Purdue Parties resulting from any claim, action or proceeding by any third party arising out of the making, use, offer for sale, sale or import of the Licensed Products or any products previously made, used or sold under the Endo ANDA. The Purdue Companies shall defend, indemnify and hold harmless the Endo Companies, their Affiliates, and the respective directors, officers, agents and employees of each (together, the “Endo Parties”) from and against any and all expenses, demands, liabilities, damages, or money judgments incurred by or rendered against the Endo Parties resulting from any claim, action or proceeding by any third party arising out of the making, use or sale by the Purdue Companies of its controlled-release oxycodone product, including the product OxyContin(. The provisions of paragraphs 7, 13 and 14 shall survive the termination of this Patent License Agreement. The provisions of this paragraph 7 shall not apply to any claims made by either Party or by third parties under Federal or state antitrust, unfair competition, consumer protection or securities laws.

8.            Purdue Companies’ Representations and Warranties. The Purdue Companies hereby represent and warrant that each of them has all necessary partnership or corporate, as applicable, power and authority to execute and deliver this Patent License Agreement and to perform its obligations hereunder, and that the execution, delivery and performance of this Patent License Agreement have been duly and validly authorized by each of them. Upon execution and delivery of this Patent License Agreement by each of the Purdue Companies, this Patent License Agreement shall constitute a legal, valid and binding agreement of each of them, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally and other general equitable principles which may limit the right to obtain certain remedies.

7

9.            Endo Companies’ Representations and Warranties. The Endo Companies hereby represent and warrant that each of them has all necessary corporate power and authority to execute and deliver this Patent License Agreement and to perform its obligations hereunder, and that the execution, delivery and performance of this Patent License Agreement have been duly and validly authorized by each of them. Upon execution and delivery of this Patent License Agreement by each of the Endo Companies, this Patent License Agreement shall constitute a legal, valid and binding agreement of each of them, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally and other general equitable principles which may limit the right to obtain certain remedies.

10.          No Assignment. This Patent License Agreement is binding upon and shall inure to the benefit of each Party hereto and each of its successors and permitted assigns. The Endo Companies may not assign (by way of merger, acquisition, statute, operation of law or otherwise) this Patent License Agreement without the prior written consent of the Purdue Companies which may be withheld in the Purdue Companies’ sole discretion. Any assignment or attempted assignment by the Endo Companies of this Patent License Agreement or the rights hereunder in contravention of the provisions of this Paragraph 10 shall be void and shall have no force or effect.

11.          Entire Agreement. This Patent License Agreement, along with the Settlement Agreement and the documents referred to therein, set forth the entire agreement and understanding among the Parties hereto as to the subject matter hereof and supersede all other documents, oral consents or understandings, if any, made between the Purdue Companies and the Endo Companies (excluding any agreements or stipulations endorsed by court order) before the Signing Date with respect to the subject matter hereof. None of the terms of this Patent License Agreement shall be amended or modified except in a writing signed by each of the Parties hereto. To the extent there is an inconsistency between any provisions of this Patent License Agreement and the Settlement Agreement, the provisions of the Settlement Agreement shall govern. The Parties acknowledge that there have been a number of drafts of the Patent License Agreement exchanged between them prior to the Parties’ agreement on the final

8

version of this Patent License Agreement which has been executed by them. The Parties expressly agree that these drafts have been superseded by the executed Patent License Agreement and shall not be used in any dispute between the Parties as evidence with respect to interpreting the meaning of any provision of this Patent License Agreement.

12.          Enforceability. Any term or provision of this Patent License Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Patent License Agreement in such jurisdiction or in any other jurisdiction.

13.         Governing Law. This Patent License Agreement, and the rights and obligations created hereunder, shall be governed by and interpreted according to the substantive laws of the State of New York without regard to its choice of law or conflicts of law principles.

14.          Notices. Any notice required under this Patent License Agreement shall be in writing and shall be given (and shall be deemed to be duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to any of the Purdue Companies:

Purdue Pharma L.P.

One Stamford Forum

201 Tresser Boulevard

Stamford, CT 06901-3431

Attn: Howard R. Udell

Executive Vice President

Chief Legal Officer

Fax No.: (203) 588-6204

with a copy to:

Chadbourne & Parke LLP

30 Rockefeller Plaza

New York, NY 10112

Attn: Stuart D. Baker

Fax No.: (212) 489-7130

9

If to any of the Endo Companies:

Endo Pharmaceuticals Holdings Inc.

100 Endo Boulevard

Chadds Ford, PA 19317

Attn: Executive Vice President,

Chief Legal Officer

Fax No.: (610) 558-9684

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Attn: Eileen Nugent

Fax No.: (917) 777-3176

15.          Effect of Waiver. A waiver by any Party of any term or condition of this Patent License Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for any other instance in the future (whether similar or dissimilar) or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Patent License Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement of any of the Parties.

16.          Legal Advice; Investigation. Each of the Parties agrees that it has received independent legal advice from its attorneys with respect to the rights and asserted rights arising out of this Patent Licensing Agreement and the Settlement Agreement. Each of the Parties further agrees that it and its counsel have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of this Patent License Agreement, prior to the execution hereof.

17.          Counterparts. This Patent License Agreement may be executed in counterparts (including by facsimile or other electronic transmission), and each fully executed counterpart shall be deemed an original of this Patent License Agreement.

18.          Definitions. All capitalized terms used herein and not defined shall have the meanings specified in the Settlement Agreement. The definitions of the terms herein apply equally to the

10

singular and plural of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (B) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Patent License Agreement in its entirety and not to any particular provision hereof.

11

Patent License Agreement Signature Page

IN WITNESS WHEREOF, each of the Parties has caused this Patent License Agreement to be executed as of the date first written above by its duly authorized officer or agent.

PURDUE PHARMA L.P.

(on its own behalf and as successor

in interest to The Purdue Pharma Company)

By: Purdue Pharma Inc., its general partner

By:	/s/ Michael Friedman

Name: Michael Friedman

Title: President and Chief Executive Officer

THE PURDUE FREDERICK COMPANY INC.

(d/b/a The Purdue Frederick Company)

By:	/s/ Mortimer D. Sackler, M.D.

Name: Mortimer D. Sackler, M.D.

Title: Vice President

THE P.F. LABORATORIES, INC.

By:	/s/ Michael Friedman

Name: Michael Friedman

Title: President and Chief Executive Officer

EURO-CELTIQUE S.A.

By:	/s/ C.B. Mitchell

Name: C.B. Mitchell

Title: Director

ENDO PHARMACEUTICALS INC.

By:	/s/ Peter Lankau

Name: Peter Lankau

Title: President and Chief Executive Officer

ENDO PHARMACEUTICALS HOLDINGS INC.

By:	/s/ Peter Lankau

Name: Peter Lankau

Title: President and Chief Executive Officer

Exhibit 1(c)

RELEASE GRANTED BY THE PURDUE COMPANIES

TO ENDO PHARMACEUTICALS INC.

AND ENDO PHARMACEUTICALS HOLDINGS INC.

PURDUE PHARMA L.P., a limited partnership organized and existing under the laws of the State of Delaware, having a principal place of business at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901-3431 (and which is also the successor-in-interest to THE PURDUE PHARMA COMPANY, a general partnership which was organized and existed under the laws of the State of Delaware, and which had a principal place of business at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901-3431), THE PURDUE FREDERICK COMPANY INC. (d/b/a The Purdue Frederick Company), a corporation organized and existing under the laws of the State of New York, having a principal place of business at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901-3431, THE P.F. LABORATORIES, INC., a corporation organized and existing under the laws of the State of New Jersey, having a principal place of business at 700 Union Boulevard, Totowa, New Jersey 07512, EURO-CELTIQUE S.A., a company organized and existing under the laws of Luxembourg, having a principal place of business at 122 Boulevard de la Petrusse, L-2330 Luxembourg (individually and collectively, the “PURDUE COMPANIES” or “RELEASORS”), in consideration of their Settlement Agreement dated as of the date hereof (the “Settlement Agreement”), with ENDO PHARMACEUTICALS INC. and ENDO PHARMACEUTICALS HOLDINGS INC. (individually and together with their respective Affiliates (as of or prior to the date of execution hereof) and successors and assigns (in each case, as permitted under the Settlement Agreement) and any of their (as of the date of execution hereof) current or former directors, officers, agents, servants, employees and attorneys, “RELEASEES”), voluntarily and knowingly execute this Release with the intention of extinguishing the claims as herein specified.

RELEASORS, with the intention of binding themselves, their respective successors, heirs and assigns, do hereby release, remise and discharge RELEASEES, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, liabilities, and demands whatsoever, in law, admiralty or equity, relating in any manner to the claims made or which could have been made (a) regarding United States Patents Nos. 5,266,331, 5,549,912, 5,508,042, 5,656,295, and any other patents issuing claiming priority to application numbers 800,549 (filed November 27, 1991) and 81,302 (filed November 25, 1992) owned or controlled by the Purdue Companies (the “Purdue Patents”), (b) in connection with Civil Action Nos. 00 Civ. 8029, 01 Civ. 2109, and 01 Civ. 8177 (S.D.N.Y.) (SHS), (c) relating to ANDA No. 75-923 (along with all amendments and supplements thereto, the “Endo ANDA”) and (d) in connection with the litigation, Endo Pharmaceuticals, Inc. v. Purdue Pharma L.P. et al (original Connecticut State court action No. CV-05-4005300-5; Federal Court No. 3:05-CV-1059 (MRK)) and any other antitrust, unfair competition or related claims with respect to any of the above which against the RELEASEES, the RELEASORS or the RELEASORS’ successors and assigns ever had, or now have, arising out of, relating to, or in connection with any events occurring prior to the execution of this RELEASE. For the avoidance of ambiguity, this RELEASE does not apply to actions to enforce any requirements or provisions of the Settlement Agreement, including but not limited to, the provisions of the Consent Judgment entered into pursuant to the terms of the Settlement Agreement. This RELEASE shall be deemed to apply to any making, having made, using, sale or offer for sale pursuant to the Endo ANDA by any of the manufacturers, distributors, purchasers and users of the oxycodone product manufactured by RELEASEES pursuant to the Endo ANDA (“Endo ANDA Users”), provided that nothing in this RELEASE shall be construed as releasing any Endo ANDA User from any claim that its making, having made, using, sale or offer for sale of any other oxycodone product constitutes an infringement of any of the Purdue Patents. Notwithstanding the foregoing, this RELEASE does not apply to, negate, or in any way limit any legal rights which the RELEASORS may have relating in any manner to the claims regarding the Purdue Patents against any owners, holders, licensees or beneficiaries of an ANDA approved by, or submitted before or after the date of this RELEASE to the Food and Drug Administration for a generic version of OxyContin® products other than the Endo ANDA, regardless of whether such ANDA owner, holder, licensee or beneficiary is or would otherwise be an Endo ANDA User as defined above or a successor in interest of the RELEASEES.

RELEASORS hereby expressly waive all claims, causes of action or assertions relating in any manner to the claims regarding the Purdue Patents, even if such claims, causes of action or assertions are not known or suspected to exist in the RELEASORS’ favor. RELEASORS hereby expressly waive any assertion that this RELEASE does not extend to claims relating in any manner to the claims regarding the Purdue Patents which RELEASORS did not know or suspect to exist in their favor on the date hereof, which if known by them, would have materially affected this RELEASE. RELEASORS hereby expressly waive any and all provisions, rights and benefits conferred by § 1542 of the California Civil Code or by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to § 1542 of the California Code with respect to claims relating in any manner to the claims regarding the Purdue Patents.

RELEASORS acknowledge that they have received independent legal advice from their attorneys with respect to this RELEASE and the Settlement Agreement and further acknowledge that they and their counsel have had adequate opportunity to make whatever investigation or inquiry they have deemed necessary in connection with this RELEASE and the Settlement Agreement.

This RELEASE may not be modified or amended orally.

This RELEASE is made subject to the terms and conditions of the Settlement Agreement entered into between RELEASORS and RELEASEES and to which this RELEASE is an exhibit.

This RELEASE shall be construed under and governed by the substantive laws of the State of New York, without giving regard to its choice of law or conflicts of law principles.

Release Signature Page

IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed by their duly authorized officers or agents on August 28, 2006.

PURDUE PHARMA L.P.

(on its own behalf and as successor

in interest to The Purdue Pharma Company)

By: Purdue Pharma Inc., its general partner

By:	/s/ Michael Friedman

Name: Michael Friedman

Title: President and Chief Executive Officer

THE PURDUE FREDERICK COMPANY INC.

(d/b/a The Purdue Frederick Company)

By:	/s/ Mortimer D. Sackler, M.D.

Name: Mortimer D. Sackler, M.D.

Title: Vice President

THE P.F. LABORATORIES, INC.

By:	/s/ Michael Friedman

Name: Michael Friedman

Title: President and Chief Executive Officer

EURO-CELTIQUE S.A.

By:	/s/ C.B. Mitchell

Name: C.B. Mitchell

Title: Director

STATE OF NEW YORK, COUNTY OF NEW YORK	ss.:

On August __, 2006 before me, _______________________ personally came _______________________ to me known, who, by me duly sworn, did depose and say that (s)he resides at _________________________________________________________, that (s)he is a ______________ of Purdue Pharma Inc., the general partner of PURDUE PHARMA L.P., the limited partnership described in and which executed the foregoing RELEASE.

On August __, 2006 before me, _______________________ personally came _______________________ to me known, who, by me duly sworn, did depose and say that (s)he resides at _________________________________________________________, that (s)he is a ______________ of THE PURDUE FREDERICK COMPANY INC. (d/b/a The Purdue Frederick Company), the corporation described in and which executed the foregoing RELEASE.

On August __, 2006 before me, _______________________ personally came _______________________ to me known, who, by me duly sworn, did depose and say that (s)he resides at _________________________________________________________, that (s)he is a ______________ of THE P.F. LABORATORIES, INC., the corporation described in and which executed the foregoing RELEASE.

On August __, 2006 before me, _______________________ personally came _______________________ to me known, who, by me duly sworn, did depose and say that (s)he resides at _________________________________________________________, that (s)he is a ______________ of EURO-CELTIQUE S.A., the company described in and which executed the foregoing RELEASE.

Notary Public

Exhibit 1(d)

RELEASE GRANTED BY ENDO PHARMACEUTICALS INC.

AND ENDO PHARMACEUTICALS HOLDINGS INC. TO

THE PURDUE COMPANIES

ENDO PHARMACEUTICALS INC., a corporation organized and existing under the laws of the State of Delaware, having a principal place of business at 100 Endo Boulevard, Chadds Ford, Pennsylvania 19317, and ENDO PHARMACEUTICALS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware, having a principal place of business at 100 Endo Boulevard, Chadds Ford, Pennsylvania 19317 (together and collectively, “RELEASORS”), in consideration of their Settlement Agreement dated as of the date hereof (the “ Settlement Agreement”), with PURDUE PHARMA L.P. (in its own right and as successor-in-interest to THE PURDUE PHARMA COMPANY), THE PURDUE FREDERICK COMPANY INC. (d/b/a The Purdue Frederick Company), THE P.F. LABORATORIES, INC., and EURO-CELTIQUE S.A. (individually and collectively, the “PURDUE COMPANIES”, and together with their respective Affiliates and co-promoters (in each case, as of or prior to the date of execution hereof), successors and assigns (in each case, as permitted under the Settlement Agreement) and any of their current (as of the date of execution hereof) or former owners, directors, officers, agents, servants, employees and attorneys “RELEASEES”), voluntarily and knowingly execute this Release with the intention of extinguishing the claims and defenses as herein specified.

RELEASORS, with the intention of binding themselves, their respective successors, heirs and assigns, do hereby release, remise and discharge RELEASEES, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, liabilities, and demands whatsoever, in law, admiralty or equity, and waive and relinquish all defenses (including, but not limited to noninfringement, invalidity, and unenforceability) relating in any manner to claims made or which could have been made (a) regarding United States Patent Nos. 5,266,331, 5,549,912, 5,508,042, 5,656,295, and any other patents issuing claiming priority to application numbers 800,549 (filed November 27, 1991) and 81,302 (filed November 25, 1992) owned or controlled by RELEASORS (the “Purdue Patents”), (b) in connection with Civil Action Nos. 00 Civ. 8029, 01 Civ. 2109, and 01 Civ. 8177 (S.D.N.Y.) (SHS), (c) relating to ANDA No. 75-923 (along with all amendments and supplements thereto, the “Endo ANDA”); and (d) in connection with the litigation Endo Pharmaceuticals, Inc.v. Purdue Pharma L.P. et al. (original Connecticut State court action No. CV-05-4005300-5; Federal Court No. 3:05-CV-1059 (MRK)), and any other antitrust, unfair competition or related claims with respect to any of the above and with respect to the making, having made, use, sale, offer to sell, importation or distribution of OxyContin( which against the RELEASEES, the RELEASORS or the RELEASORS’ successors and assigns ever had, or now have, arising out of, relating to, or in connection with any events occurring prior to the execution of this RELEASE. For the avoidance of ambiguity, this RELEASE does not apply to actions to enforce any requirements or provisions of the Settlement Agreement, including but not limited to, the provisions of the Consent Judgment entered into pursuant to the terms of the Settlement Agreement.

RELEASORS hereby expressly waive all claims, causes of action or assertions relating in any manner to the claims regarding the Purdue Patents, even if such claims, causes of action or assertions are not known or suspected to exist in the RELEASORS’ favor. RELEASORS hereby expressly waive any assertion that this RELEASE does not extend to claims relating in any manner to the claims regarding the Purdue Patents which RELEASORS did not know or suspect to exist in their favor on the date hereof, which if known by them, would have materially affected this RELEASE. RELEASORS hereby expressly waive any and all provisions, rights and benefits conferred by § 1542 of the California Civil Code or by any law or territory of the United States, or principle of common law, which is similar, comparable or equivalent to § 1542 of the California Civil Code with respect to claims relating in any manner to the claims regarding the Purdue Patents.

RELEASORS acknowledge that they have received independent legal advice from their attorneys with respect to this RELEASE and the Settlement Agreement and further acknowledge that they have had adequate opportunity to make whatever investigation or inquiry they have deemed necessary in connection with this RELEASE and the Settlement Agreement.

This RELEASE may not be modified or amended orally.

This RELEASE is made subject to the terms and conditions of the Settlement Agreement entered into between RELEASORS and RELEASEES and to which this RELEASE is an exhibit.

This RELEASE shall be construed under and governed by the substantive laws of the State of New York, without giving regard to its choice of law or conflicts of law principles.

Release Signature Page

IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed by their duly authorized officers or agents on August 28, 2006.

ENDO PHARMACEUTICALS INC.

By:	/s/ Peter Lankau

Name: Peter Lankau

Title: President and Chief Executive Officer

ENDO PHARMACEUTICALS HOLDINGS INC.

By:	/s/ Peter Lankau

Name: Peter Lankau

Title: President and Chief Executive Officer

STATE OF NEW YORK, COUNTY OF NEW YORK	ss.:

On August __, 2006 before me, _______________________ personally came

_______________________ to me known, who, by me duly sworn, did depose and say that (s)he resides at _________________________________________________________, that (s)he is a ______________ of ENDO PHARMACEUTICALS INC., the corporation described in and which executed the foregoing RELEASE.

On August __, 2006 before me, _______________________ personally came

_______________________ to me known, who, by me duly sworn, did depose and say that (s)he resides at _________________________________________________________, that (s)he is a ______________ of ENDO PHARMACEUTICALS HOLDINGS INC., the corporation described in and which executed the foregoing RELEASE.

_________________________________

Notary Public

Exhibit 2

FOREIGN PATENTS

Issued Patents

Application Number	Patent Number	Country Name	Application Date	Grant Date
325010	255653	Argentina	5/26/1993	7/10/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	E144418	Austria	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	E226822	Austria	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Austria	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	261726	Austria	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

1

030060222	261727	Austria	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

3147693	657027	Australia	11/25/1992	6/9/1995
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Belgium	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Belgium	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Belgium	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Belgium	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Belgium	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

97973	61753	Bulgaria	11/25/1992	10/2/1997
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

89094	BP1040	Bahrain	7/30/1994	5/24/1995
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

2098738	2098738	Canada	11/25/1992	8/17/1999
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

NP/6/EXT/93	933373	Democratic Republic	5/25/1993	3/21/1994
	of Congo
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Switzerland	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Switzerland	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Switzerland	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Switzerland	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Switzerland	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

56093	CL41458	Chile	5/25/1993	3/8/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

931063787	ZL931063787	China PR	10/11/2001	9/8/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

011354526	ZL011354526	China PR	5/25/1993	3/22/2006
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

PV19931764	286913	Czech Republic	11/25/1992	5/30/2000
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

PV115399	292849	Czech Republic	11/25/1992	10/29/2003
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	69214802708	Germany	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	692328378-08	Germany	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	692333266-08	Germany	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	69233327.4-08	Germany	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	692333282-08	Germany	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Denmark	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Denmark	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Denmark	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Denmark	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Denmark	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

6293	1693	Algeria	5/24/1993	11/15/1997
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

31593	20310	Egypt	5/23/1993	10/31/1998
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	EPC	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	EPC	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	EPC	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	EPC	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	EPC	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

2003006020	1325746	EPC	11/25/1992	7/12/2006
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
(including the designated states in which the Patent is granted)

____________________________________________________________________________________________________________

929254068	0576643	Spain	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Spain	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Spain	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Spain	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Spain	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

933330	113152	Finland	11/25/1992	3/15/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

20031889	116658	Finland	11/25/1992	1/31/2006
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	France	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	France	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	France	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	France	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	France	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Great Britain	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Great Britain	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Great Britain	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Great Britain	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Great Britain	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	3022273	Greece	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	3042585	Greece	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	3048587	Greece	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	3049176	Greece	11/25/1992	3/17/2004	11/26/2011
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	3049196	Greece	11/25/1992	3/17/2004	11/26/2011
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

031025818	1051803	Hong Kong	4/9/2003	3/4/2005
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

041000772	1059210	Hong Kong	4/9/2003	12/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

041000763	1059209	Hong Kong	1/6/2004	12/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

P9301517	224075	Hungary	11/25/1992	4/1/2005
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

P006391	ID0007559	Indonesia	7/27/1993	3/13/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Ireland	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Ireland	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Ireland	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Ireland	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Ireland	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

103909	103909	Israel	11/27/1992	12/13/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Italy	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Italy	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Italy	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Italy	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Italy	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

5510223	3375960	Japan	11/25/1992	11/29/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

93702201	0280973	South Korea	11/25/1992	11/30/2000
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

10517	10517	Sri Lanka	5/19/1993	7/17/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Luxembourg	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Luxembourg	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Luxembourg	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Luxembourg	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Luxembourg	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

PV23193	22925	Morocco	5/24/1993	3/1/1995
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Monaco	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Monaco	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Monaco	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Monaco	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Monaco	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

9302968	193465	Mexico	5/20/1993	9/23/1999
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

PI9301049	1107691	Malaysia	6/2/1993	3/31/1999

____________________________________________________________________________________________________________

12593	RP11895	Nigeria	5/25/1993	7/26/1994
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Netherlands	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Netherlands	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Netherlands	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Netherlands	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Netherlands	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

932661	307028	Norway	11/25/1992	1/31/2000
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

19996447	318890	Norway	11/25/1992	5/18/2005
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

247671	247671	New Zealand	5/21/1993	8/8/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

272551	272551	New Zealand	5/21/1993	3/26/1998
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

46222	31679	Philippines	5/21/1993	1/18/1999
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

23193	133707	Pakistan	5/15/1993	8/17/1995
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

P300145	172236	Poland	11/25/1992	2/4/1997
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

P315835	173574	Poland	11/25/1992	9/30/1997
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS|

____________________________________________________________________________________________________________

929254068	0576643	Portugal	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Portugal	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Portugal	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Portugal	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Portugal	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

9300878	115112	Romania	11/25/1992	10/29/1999
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

9305178014	2122411	Russian Federation	11/25/1992	11/25/1998
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

93140139	575	Saudi Arabia	9/1/1993	3/1/2006
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

PCT/142/93/SD	PCT/SD/121	Sudan	11/25/1992	12/7/1993
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929254068	0576643	Sweden	11/25/1992	10/23/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

961029923	0722730	Sweden	11/25/1992	10/30/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

020082491	1258246	Sweden	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060214	1327445	Sweden	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

030060222	1327446	Sweden	11/25/1992	3/17/2004
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

PV092293	280295	Slovak Republic	11/25/1992	7/27/1999
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

SN93059	16702	Tunisia	5/25/1993	9/8/1994
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

200126981	46212A	Ukraine	12/5/2000	5/15/2002
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

70293	55143	Venezuela	5/20/1993	4/26/1996
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

P35893	49495	Serbia-Montenegro	5/21/1993	3/29/2006
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

929227	929227	South Africa	11/27/1992	9/29/1993
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

2293	2293	Zambia	5/18/1993	6/16/1997
Title	CONTROLLED RELEASE OXYCODONE COMPOSITIONS

____________________________________________________________________________________________________________

Other Patent Applications in the Foreign Patents

PATENT LISTING BY STATUS		Filed
Application Number	Application Date	Country Name
PI92054986	11/25/1992	Brazil
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
55402	3/22/2002	Chile
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
PV20032327	11/25/1992	Czech Republic
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
PV2004955	9/10/2004	Czech Republic
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
PV20041128	11/18/2004	Czech Republic
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
PV20041129	11/18/2004	Czech Republic
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
PV20041127	11/18/2004	Czech Republic
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
PV20041126	11/18/2004	Czech Republic
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
8682000	5/23/1993	Egypt
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
040055766	11/25/1992	EPC
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
040262917	11/25/1992	EPC
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
20031888	11/25/1992	Finland
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS

20031890	11/25/1992	Finland
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
20031891	11/25/1992	Finland
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
041000816	1/6/2004	Hong Kong
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
051059815	4/9/2003	Hong Kong
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
051002207	1/11/2005	Hong Kong
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
051059815	4/9/2003	Hong Kong
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P9303097	11/25/1992	Hungary
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P0302920	11/25/1992	Hungary
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P0400225	11/25/1992	Hungary
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P0400226	11/25/1992	Hungary
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P0400227	11/25/1992	Hungary
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P0400224	11/25/1992	Hungary
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P0400357	11/25/1992	Hungary
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P0401532	11/25/1992	Hungary
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS

P20000692	8/21/2000	Indonesia
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
2002169981	6/11/2002	Japan
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
PA4593	5/24/1993	Kuwait
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
20041662	11/25/1992	Norway
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
20041667	11/25/1992	Norway
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
20041939	11/25/1992	Norway
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
20043264	11/25/1992	Norway
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P41005	11/25/1992	Serbia-Montenegro
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P41105	11/25/1992	Serbia-Montenegro
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P40905	11/25/1992	Serbia-Montenegro
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P40805	11/25/1992	Serbia-Montenegro
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P41305	11/25/1992	Serbia-Montenegro
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS
P70804	11/25/1992	Serbia-Montenegro
Title		CONTROLLED RELEASE OXYCODONE COMPOSITIONS

Exhibit 3

ENDO COMPANIES’ PUBLIC ANNOUNCEMENT

News Release

DRAFT – 8/28/06

For Immediate Release	CONTACT:
Bill Newbould
Endo Pharmaceuticals

(610) 558-9800

ENDO PHARMACEUTICALS ANNOUNCES

SETTLEMENT OF OXYCONTIN® PATENT CASE

CHADDS FORD, Pa., Aug. 28, 2006 -- Endo Pharmaceuticals Holdings Inc. (Nasdaq: ENDP), a market leader in pain management, announced today that it has reached an agreement with

The Purdue Frederick Company, The P.F. Laboratories, Inc., and Euro-Celtique, S.A., to settle long-running litigation claiming that Endo's oxycodone extended-release tablets, 10mg, 20mg, 40mg, and 80mg, a bioequivalent version of Purdue Frederick's OxyContin®, infringe Purdue's U.S. Patent Nos. 5,549,912, 5,508,042 and 5,656,295.

Pursuant to the settlement, Endo will continue selling to its customers its oxycodone extended-release products until December 31, 2006. Endo, as well as its manufacturers, distributors, purchasers, and patients, will be released from all liability for infringement of Purdue's patents in connection with Endo’s prior and future sales of these products. Though the settlement agreement will be submitted to the U.S. Federal Trade Commission and the Antitrust Division of the Department of Justice as required by statute, the release will survive unless overturned by a court order.

Endo launched its oxycodone extended release products on June 7, 2005 in response to a decision of the United States Court of Appeals for the Federal Circuit declaring Purdue's patents unenforceable. The Federal Circuit later reconsidered that decision and sent the case back to the United States District Court for the Southern District of New York for further consideration. As a condition of the settlement, Purdue's lawsuit and Endo's counterclaims against Purdue will be dismissed.

"We are pleased to have reached a resolution of our dispute with Purdue that relieves us of the risk of patent infringement liability for selling our oxycodone extended-release products, and allows us to continue selling the products for a period of time," said Caroline B. Manogue, executive vice president and chief legal officer. "Further, with the lawsuit behind us, we can better focus on the current launch of Opana® and Opana® ER, Endo's recently approved oxymorphone immediate- and extended-release products."

About Endo

Endo Pharmaceuticals Holdings Inc. is a fully integrated specialty pharmaceutical company with market leadership in pain management products. Through its Endo Pharmaceuticals Inc. subsidiary, the company researches, develops, produces and markets a broad product offering of both branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available online at http://www.endo.com.

Forward-Looking Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Statements that are not historical facts, including statements which are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects" or similar expressions and statements are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non- historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. The reader should not rely on any forward-looking statement. The Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained in this press release. Important factors that may affect future results include, but are not limited to: market acceptance of the Company's products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company's product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo's filings with the Securities and Exchange Commission, including its Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended. Readers should evaluate any statement in light of these important factors.

###

Exhibit 4

PURDUE COMPANIES’ PUBLIC ANNOUNCEMENT

FOR IMMEDIATE RELEASE	DRAFT	Contact: Tim Bannon
203-588-8450

Purdue Pharma L.P. Announces Resolution of OxyContin®

Patent Lawsuit with Endo Pharmaceuticals

Endo to acknowledge infringement of Purdue patents and

stop selling infringing oxycodone products by the end of 2006

Stamford, CT – (August 28, 2006) – Purdue Pharma L.P. of Stamford, Connecticut and Endo Pharmaceuticals Inc. of Chadds Ford, Pennsylvania have agreed to end the patent infringement lawsuit between them now pending in the United States District Court for the Southern District of New York concerning certain Purdue Pharma patents on OxyContin® (oxycodone HCl controlled-release) Tablets (“OxyContin”).  According to the agreement, Endo will stop selling infringing versions of OxyContin by the end of 2006. In exchange, Purdue Pharma will not pursue damages against Endo for Endo’s past infringement of its OxyContin patents.

On February 1, 2006, the United States Court of Appeals for the Federal Circuit ruled that Endo’s extended-release oxycodone products infringe the Purdue Pharma patents. In its ruling, the Court also vacated a trial court finding that the Purdue Pharma patents were unenforceable and sent the issue back to the trial court for reconsideration.

Under the terms of the settlement agreement, Endo will no longer dispute that the Purdue Pharma OxyContin patents are valid, enforceable and infringed by Endo’s extended-release oxycodone product. The parties also have agreed to propose to the Court a consent judgment holding that Endo is infringing the Purdue patents and prohibiting Endo from infringing sales after December 31, 2006.

“We are pleased that this matter has been resolved in a manner that respects our invention of an important medicine. Today’s agreement permits us to achieve the result we were seeking in the lawsuit – to stop Endo from selling its infringing products -- by the end of the year, while also relieving us of the risks, distractions and costs of continued litigation,” said Michael Friedman, President and CEO of Purdue Pharma, in announcing the end of the lawsuit. “We will continue to defend our invention of that medicine against all infringers. Our dedication to serving both healthcare professionals and patients with innovative prescription and non-prescription products has never waned during the long course of this litigation and we look forward to maintaining that commitment long into the future.”

--more--

Purdue Pharma announces resolution of OxyContin® patent lawsuit with Endo Pharmaceuticals

Page Two.

By agreement, Endo and Purdue Pharma will make no public announcements about the resolution of the litigation beyond their written statements.

Purdue Pharma L.P. and its associated U.S. companies are privately-held pharmaceutical companies known for pioneering research on persistent pain. Headquartered in Stamford, CT, Purdue is engaged in the research, development, production, and distribution of both prescription and over-the-counter medicines and hospital products. Additional information about Purdue can be found at www.purduepharma.com.

#########

The professional product labeling for OxyContinâ Tablets contains the following boxed warning:

WARNING:

OxyContin is an opioid agonist and a Schedule II controlled substance with an abuse liability similar to morphine.

Oxycodone can be abused in a manner similar to other opioid agonists, legal or illicit. This should be considered when prescribing or dispensing OxyContin in situations where the physician or pharmacist is concerned about an increased risk of misuse, abuse, or diversion.

OxyContin Tablets are a controlled-release oral formulation of oxycodone hydrochloride indicated for the management of moderate to severe pain when a continuous, around-the-clock analgesic is needed for an extended period of time.

OxyContin Tablets are NOT intended for use as a prn analgesic.

OxyContin 80 mg and 160 mg Tablets ARE FOR USE IN OPIOID-TOLERANT PATIENTS ONLY. These tablet strengths may cause fatal respiratory depression when administered to patients not previously exposed to opioids.

OxyContin TABLETS ARE TO BE SWALLOWED WHOLE AND ARE NOT TO BE BROKEN, CHEWED, OR CRUSHED. TAKING BROKEN, CHEWED, OR CRUSHED OxyContin TABLETS LEADS TO RAPID RELEASE AND ABSORPTION OF A POTENTIALLY FATAL DOSE OF OXYCODONE.

Full prescribing information for OxyContin is available at http://www.purduepharma.com/PRESSROOM/PI/OXYCONTIN_PI.PDF.

Exhibit 5

PROVISIONS TO BE REDACTED

The dollar amount referred to in the first sentence of paragraph 2(b) of the Patent License Agreement, the same dollar amount referred to twice in the third to last sentence of such paragraph 2(b) and the percentage referred to in such third to last sentence of such paragraph.